                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints each of Stephen R. Halpin, Jr. and Alexander R.M. Boyle as his attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with exhibits thereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or his substitutes may do or cause to be done by virtue hereof.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                     TITLE                            DATE
---------                                     -----                            ----
By:   /s/    Alexander R.M. Boyle             Vice Chairman of the Board
   -----------------------------------------
             Alexander R.M. Boyle


By:   /s/  Vincent C. Burke, Jr.              Director
   -----------------------------------------
           Vincent C. Burke, Jr.


By:                                           Director
   -----------------------------------------
            Donald G. Conrad


By:   /s/  Gavin Malloy Farr                  Director
   -----------------------------------------
           Gavin Malloy Farr

SIGNATURE                                     TITLE                            DATE
---------                                     -----                            ----

By:   /s/  Joel A. Friedman                   Senior Vice President and
   -----------------------------------------  Controller (Principal
           Joel A. Friedman                   Accounting Officer)



By:   /s/  Jack S. Griswold                   Director
   -----------------------------------------
           Jack S. Griswold


By:   /s/  Gilbert M. Grosvenor               Director
   -----------------------------------------
           Gilbert M. Grosvenor


By:   /s/  Stephen R. Halpin, Jr.             Executive Vice President
   -----------------------------------------  (Principal Financial Officer)
           Stephen R. Halpin, Jr.


By:   /s/  Penne Percy Korth                  Director
   -----------------------------------------
           Penne Percy Korth


By:   /s/  Lasalle D. Leffall, Jr., M.D.      Director
   -----------------------------------------
           Lasalle D. Leffall, Jr., M.D.


By:   /s/  William F. McSweeny                Director
   -----------------------------------------
           William F. McSweeny


By:   /s/  Garland P. Moore, Jr.              Director
   -----------------------------------------
           Garland P. Moore, Jr.


By:   /s/  George M. Rogers, Jr., Esq.        Director
   -----------------------------------------
           George M. Rogers, Jr., Esq.


By:   /s/  B. Francis Saul II                 Chairman of the Board
   -----------------------------------------  (Principal Executive Officer)
           B. Francis Saul II

SIGNATURE                                     TITLE                            DATE
---------                                     -----                            ----
By:   /s/  B. Francis Saul III                Director
   -----------------------------------------
           B. Francis Saul III


By:   /s/  Leonard L. Silverstein, Esq.       Director
   -----------------------------------------
           Leonard L. Silverstein, Esq.


By:   /s/  John R. Whitmore                   Director
   -----------------------------------------
           John R. Whitmore

